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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

                           Wild Oats Markets, Inc.
                           -----------------------
           (Exact Name of Registrant as Specified in its Charter)

              Delaware                                    84-1100630
----------------------------------------       ---------------------------------
(State of Incorporation or Organization)              (I.R.S Employer
                                                     Identification no.)

   1645 Broadway, Boulder, Colorado                          80302
----------------------------------------       ---------------------------------
(Address of principal executive offices)                  (zip code)

If this Form relates to the                   If this  Form relates to  the
registration of a class                       registration of  a class
of  debt securities and is                    of debt ecurities and is to
effective upon filing                         become effective simultaneously
pursuant to General Instruction               with the effectiveness of a
A(c)(1) please check                          concurrent registration statement
the following box.  [ ]                       under the Securities Act of 1933
                                              pursuant to General Instruction
                                              A(c)(2) please check the following
                                              box.  [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

  Title of Each Class to                       Name of Each Exchange on Which
    be so Registered                           Each Class is to be Registered
  ----------------------                       ------------------------------

        None                                          Not Applicable
        ----                                          --------------


      Securities to be registered pursuant to Section 12(g) of the Act:
                        Common Stock, $.001 par value
                        -----------------------------
                               (Title of class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 59 of the Prospectus included in the Registrant's Form S-1 Registration Statement, filed with the Securities and Exchange Commission (the "Commission") on August 30, 1996 and is incorporated herein by reference.

ITEM 2.  EXHIBITS.

         Exhibit
         Number       Description
         ------       -----------
         3.(i).2      Form of Restated Certificate of Incorporation of the Registrant.  (1)

         3.(ii).2     Form of Restated Bylaws of the Registrant.  (1)

         4.2          Specimen Stock Certificate for Registrant's Common Stock.  (1)

--------------------

         (1) Filed as an exhibit to the Registrant's Form S-1 Registration Statement (File No. 333-11261) filed with the Securities and Exchange
Commission on August 30, 1996, as amended, and incorporated herein by reference.
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                                  SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                               Wild Oats Markets, Inc.
                                               -----------------------
                                               (Registrant)



Date: October 17, 1996                         By:  /s/ Elizabeth C. Cook
                                                    --------------------------
                                                    Elizabeth C. Cook
                                                    Vice President